                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 June 11, 2001
                Date of Report (Date of earliest event reported):


                                GLOBALSCAPE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   000-30617               74-2785449
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


                        6000 Northwest Parkway, Suite 100
                            San Antonio, Texas 78249
                                 (210) 308-8267
   (Address of principal executive offices and Registrant's telephone number, including area code)

ITEM 5.       Other Events

      On June 11, 2001 GlobalSCAPE, Inc. mailed notice to its shareholders of record as of June 1, 2001 of the election of Arthur L. Smith, H. Douglas Saathoff and Tim Nicolaou as Directors of GlobalSCAPE, Inc.

ITEM 7.       Exhibits

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------
99.1          Letter to shareholders dated June 11, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          GlobalSCAPE, Inc.

                                          Dated:  June 11, 2001


                                          By: /s/ TIM NICOLAOU
                                              ---------------------------
                                                Tim Nicolaou
                                                Chief Executive Officer